Rule 497(c)

File Nos. 33-29180

and 811-05823

Supplement dated April 30, 2007

to

Prospectus dated November 30, 2006

for

Domini Social Bond Fund®

Class R Shares

As of April 30, 2007, the Domini Social Bond Fund (the “Fund”) will no longer offer Class R Shares of this Fund.

In the “DESCRIPTION OF SHARE CLASSES” section on page A-2 of the Shareholder Manual, replace the first paragraph with the following:

The Domini Social Equity Fund offers two classes of shares: Investor shares and Class R shares. The Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, Domini EuroPacific Social Equity Fund and Domini Social Bond Fund offer only Investor shares. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are not subject to distribution and service fees because the retirement plan sponsor, rather than a Fund’s distributor, provides these shareholder services. Class R shares of a Fund are also available to endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s distributor. For more information on investing in Class R shares, please call 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.